UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2026

Mountain Lake Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42436	98-1796213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Tahoe Blvd STE 802

PMB 45

Incline Village

NV, 89451

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 204 1489

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 11, 2026, Mountain Lake Acquisition Corp., a Cayman Islands exempted company (the “Company”) issued a press release (the “Press Release”) announcing that its previously announced business combination with Avalanche Treasury Corporation (“AVAT”) (the “Business Combination”) was consummated. The shares of Class A common stock of AVAT, the combined company following the Business Combination, will commence trading on the Nasdaq on June 11, 2026, under the ticker symbol “AVAT.” The Business Combination was approved by MLAC’s shareholders at an extraordinary general meeting in lieu of an annual general meeting of shareholders on June 4, 2026, and all remaining closing conditions of the Business Combination were satisfied or waived among the parties as of June 11, 2026.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on the Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding estimation of the listing. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of MLAC’s management and are not predictions of actual performance. These statements involve risks, uncertainties and other factors that may cause the actual results, levels of activity, performance, or achievements to be materially different from those expressed or implied by these forward-looking statements. Although MLAC believes that it has a reasonable basis for each forward-looking statement contained in this press release, MLAC cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. The forward-looking statements in this press release represent the views of MLAC as of the date of this press release. Subsequent events and developments may cause those views to change. Except as may be required by law, MLAC does not undertake any duty to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated June 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Mountain Lake Acquisition Corp.

By:	/s/ Gerald Bartholomew Smith
	Name:	Gerald Bartholomew Smith
	Title:	Chief Executive Officer and Chairman of the Board of Directors

Dated: June 11, 2026

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